Share Subscription Receivable	12 Months Ended
Dec. 31, 2021
Share Subscription Receivable
Share Subscription Receivable

4.	Share Subscription Receivable

On September, 30, 2019 the Company issued 2,000,000 new ordinary shares to a Joyful Corporation Limited, (“Joyful’) a Samoa-based company at a price of $1.25 per share, for cash with total proceeds of $2.5 million. Of this amount, a sum of $400,000 was deposited as an advance upon the signing of a Share Subscription Agreement.

Over the course of the year to September 30, 2020, various creditors of the Company agreed to assign their receivables from the Company to Joyful which, in turn offset these amounts against the appropriate share subscription amounts due to the Company for the shares issued. The total amounts agreed to be offset in this manner was $512,412.